Exhibit 99

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[GRAPHIC]

10 Successful Years:

A Bridge to the Future

2006 Analyst-Investor Meeting

March 31

[LOGO]

	Cautionary Statement	[GRAPHIC]

[GRAPHIC]

The various segments of this presentation contain forward looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that reflect our current estimates, expectations and projections about our future results, performance, prospects and opportunities. Forward-looking statements include, among other things, the information concerning possible adverse and favorable ranges of our future consolidated results of operations, the likelihood and potential size and effect of recovery by the Company in the CMC litigation, business and growth strategies, financing plans, our competitive position and the effects of competition, the projected growth of the industries in which we operate, and the benefits and synergies to be obtained from any future acquisitions.

These forward-looking statements are based on information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause our actual results to differ materially from the results referred to in the forward-looking statements we make in this presentation are discussed in our most recent Annual Report on Form 10-K, including the discussion under the caption “Item 1A. Risk Factors,”  and in other reports we file with the Securities and Exchange Commission.

Statements in the various segments of this presentation may also include adjusted non-GAAP financial measures governed by Regulation G.  For a reconciliation of these measures and other information required by Regulation G, please refer to the reconciliation tables in the “Exhibits and Supplementary Data” section of this presentation

[GRAPHIC]

Introduction &

Strategic Vision

Doug Freeman

Chairman & Chief Executive Officer

Meeting Purpose

•                  Review of long-term strategy

•                  Revise financial and operating goals as needed based on prevailing market conditions

•                  Provide a better understanding of our management systems and internal performance

•                  Allow you to hear directly from our business managers

•                  Answer your specific questions

Today’s Agenda

Time	Topic	Presenter
8 a.m.	Introduction & Strategic Update	Doug Freeman
8:45	Economic Outlook	William Ramsay
9:15	Financial Framework & Performance	Steve Herbert
10:30	Break
10:45	Banking Segment	Russell Burdsall
11:45	Lunch
1 p.m.	Financial Intermediary	Russell Burdsall & Randy Johnson
2	Transaction Processing	Mickey Ross
2:45	Break
3	Customer Growth & Marketing Update	Jerry McCoy
4	Conclusion	Doug Freeman

Presentation Format

•                  Appropriate division head will present segments

•                  Uniform financial and customer growth frameworks

•                  Please hold questions until end

•                  Q&A time will follow each presentation

•                  We will make microphones available during Q&A to ensure your questions are heard on the audio cast

[GRAPHIC]

Long-Term Strategy — Review & Update

Discussion Points

•                  Review of long-term vision and rationale

•                  Progress report on key metrics at the consolidated and segment level

•                  Opportunities and challenges

•                  Tactical adjustments to optimize results

•                  Outlook for the future

Initial Vision & Goals

Background & Rationale

•                  Introduced in 2003

•                  5- to 8-year time horizon

•                  Reduce dependency on mortgage income for earnings

•                  Leverage bank to rationalize costs and build profitability

•                  Develop transaction processing businesses by re-selling core competencies

Revenue Diversification

Pre-tax Income goal = $135 M

[CHART]

Consolidated Pre-Tax Income

Year-over-year results are disappointing. However, they validate the strategic rationale behind the vision since the segments have cycled differently and begun to provide offset at key times. Apart, the businesses would have had difficulty weathering current conditions.

(in millions)

[CHART]

Return on Assets

Our three-year average ROA equals 0.54% versus a three-year thrift industry average of 1.22% and median of 0.73%.

[CHART]

Note: 2004 results exclude a $29.0 million provision related to the Commercial Money Center (“CMC”) litigation. Actual 2004 ROA was 0.09%. For further detail, please see the 2004 reconciliation table at the end of the Financial Framework section of this presentation.

Return on Equity

Our three-year average ROE equals 5.74% versus a three-year thrift industry average of 13.31% and median of 6.48%.

Note: 2004 results exclude a $29.0 million provision related to the CMC litigation. Actual 2004 ROE was 0.98%. For further detail, please see the 2004 reconciliation table at the end of the Financial Framework section of this presentation.

Macro Pressures

•                  Flat yield curve

•                  Historically low credit spreads

•                  Heightened competition for deposits

•                  Need for high-yield assets

•                  Irrational mortgage pricing, esp. conventional conforming and non-conforming

•                  Capital constraints

•                  Commercial Money Center (CMC) litigation

•                  Lack of retained earnings

Banking Segment

Strategic Vision Assumptions	Current Bias
Growth of bank earning assets to $4.75B	+
Drive bank expense ratio to 120 bps	+
Growth of monthly auto loan production to $100M and implementation of a sales program netting 50 bps gain on sale	—
Growth of monthly business finance production to $20 million with a risk-adjusted margin above 350 bps	+

Banking Pre-Tax Income

Banking pre-tax income has shown steady progress. Results in 2005 were dampened due to margin compression from the flattened yield curve.

(in millions)

[CHART]

Note: 2004 results exclude a $29.0 million provision related to CMC litigation. Actual results were a pre-tax loss of $11.1 million. 2005 results exclude a $4.0 million investment in the company’s QuickPost deposit forwarding service. Actual pre-tax income totaled $10.2 million. For further detail, please see the 2004 and 2005 reconciliations at the end of the Financial Framework section of this presentation.

Potential CMC Impact

	Illinois Union	Royal	Safeco

Principal & Interest on Late Payments	$33,993,691	$44,477,638	$38,549,400
Attorney’s Fees	$3,000,000	$4,000,000	$3,000,000
Subtotal	$36,993,691	$48,477,638	$41,549,400

Total	$127,020,729

	50% Recovery	75% Recovery	100% Recovery

Pontential CMC Recovery	$63,510,364	$95,265,547	$127,020,729
CMC Non-Accrual Balance as of 12/31/05	$26,054,000	$26,054,000	$26,054,000
Potential Pre-Tax Effect	$37,456,364	$69,211,547	$100,966,729

Potential After-Tax Effect	$23,035,664	$42,565,101	$62,094,538

Potential EPS	$0.50	$0.92	$1.34

Potential Asset Growth
Additional Assets at 12.5 Leverage Ratio	$287,945,801	$532,063,764.54	$776,181,729.19
Additional Pre-Tax Income at 1.00% ROA	$2,879,458	$5,320,638	$7,761,817

Potential After-Tax Effect	$1,770,867	$3,272,192	$4,773,518

Potential EPS	$0.04	$0.07	$0.10

Note: The estimates above are not meant to imply that these are the only possible outcomes in the CMC litigation. The company could still see a recovery below this range or no recovery at all.

Financial Intermediary Segment

Strategic Vision Assumptions	Current Bias
Monthly direct conforming mortgage production of $292 million with a pre-tax margin above 41 bps	+
Monthly indirect conforming mortgage production of $500 million with a pre-tax margin above 4 bps	—
Monthly non-conforming production of $333 million with a pre-tax margin above 64 bps	—	(!)

Non-Conforming Margin

Our original vision was based on historic norms. It remains to be seen if this benchmark still represents a reasonable expectation once current pressures subside.

(in basis points)

[CHART]

Transaction Processing Segment

Strategic Vision Assumptions	Current Bias
Continued expansion of ATM & debit/credit processing business	NEUTRAL
Continued expansion of NetServ, PowerPost & QuickPost	+
Continued expansion of insurance agency operation	—
Additional start-up or M&A	—

Servicing Asset

Strategic Vision Assumptions	Current Bias
Growth of servicing asset to $25 billion	—

Financial Implications

•                  $135 million pre-tax goal seems aggressive today within a 3- to 5-year timeframe

•                  Developed relevant earnings ranges for each segment and line of business based on an array of business conditions

•                  Original vision still within range given favorable operating and market conditions across all channels

•                  Current results tracking on low-end of adverse range

[GRAPHIC]

Optimizing Results …

Key Strategies

•                  Relentless management of capital

RAROC Approach

Business	Action Plan
Auto lending	• Throttle back production until market improves • Emphasize higher coupon rate while maintaining credit quality
Non-conforming mortgage	• Disciplined management of fixed costs • Assess margin outlook and re-evaluate capital commitment
Indirect conforming mortgage	• Disciplined management of fixed costs • Optimize profitable sectors and exit those that contribute only marginally
Servicing asset	• Find means to building additional scale or re-evaluate capital commitment

Key Strategies

•                  Relentless management of capital

•                  Find a way to manage indirect conforming channel at break-even or better during low point of cycle

Indirect Conforming Profitability

The indirect conforming channel has significant inherent earnings power when mortgage volumes peak.

Pre-Tax Income

(in millions)

[CHART]

Note: The financial data above conforms to the company’s new reporting format as outlined in the Financial Framework section of this presentation.

Key Strategies

•                  Relentless management of capital

•                  Find a way to manage indirect conforming channel at break-even or better during low of cycle

•                  Continue to expand direct mortgage franchise

Direct Conforming Presence

[GRAPHIC]

Key Strategies

•                  Relentless management of capital

•                  Find a way to manage indirect conforming channel at break-even or better during low of cycle

•                  Continue to expand direct mortgage franchise

•                  Further leverage bank’s balance sheet to fuel customer and income growth

[GRAPHIC]

Conclusion

Keys to Shareholder Value

•                  Online banking franchise

•                  Highly scalable deposit-gathering engine

•                  Small business banking and finance operations

•                  Inherent mortgage earnings power

•                  QuickPost and Check 21 payment initiatives

Closing Thoughts

•                  Strategic vision is absolutely the right answer

•                  No quick fix, just continued hard work

•                  Disciplined, proactive management team ready to make the adjustments needed to optimize results

[GRAPHIC]

Introduction & Strategic Update

Doug Freeman

Chairman & Chief Executive Officer

[GRAPHIC]

Financial Framework & Performance

Steve Herbert

Chief Finance Executive

Discussion Points

•                  Revised financial reporting format

•                  Financial framework update and revisions

•                  2005 results vs. financial framework

•                  Inherent earnings potential

•                  Detailed supporting exhibits

Revised Reporting Format

($ in 000s)

		ADJUSTMENTS
	2005	Direct &	Interest on	Interest on		Servicing		2005
	Old Format	Overhead Exp	Escrows	MSRs	NetInsurance	Asset	Total	New Format

Retail and Small Business Banking	$5,403	$2,167	$(9,550)		$(901)		$(8,284)	$(2,881)
Business Finance	12,950	87					87	13,037
Auto Lending (DFS)	376	(287)					(287)	89
Servicing Asset	371					(371)	(371)	—
BANKING	$19,100	$1,967	$(9,550)	$—	$(901)	$(371)	$(8,855)	$10,245

Direct Conforming (Market Street)	$11,861	$441					$441	$12,302
Indirect Conforming (NetBank Funding)	(18,827)	4,705		10,167			14,872	(3,955)
Indirect Non-Conforming (Meritage)	(10,770)	9,626					9,626	(1,144)
RV, Boat & Aircraft (Beacon)	(1,162)	(23)					(23)	(1,185)
MG Reinsurance	3,365	34					34	3,399
FINANCIAL INT	$(15,533)	$14,783	$—	$10,167	$—	$—	$24,950	$9,417

Loan Servicing	$2,707	$2,142					$2,142	$4,849
NetInsurance	(901)				901		901	$—
ATM & Debit/Credit Processing (NetBank Payment Systems)	1,310	(49)					(49)	1,261
TRANSACTION PROCESSING	$3,116	$2,093	$—	$—	$901	$—	$2,994	$6,110

TOTAL PRE TAX INCOME BEFORE SERVICING AND INDIRECT OVERHEAD	$6,683	$18,843	$(9,550)	$10,167	$—	$(371)	$19,089	$25,772

Servicing Asset	—	328	9,550	(10,167)		371	82	82
Corporate Overhead	(6,185)	(19,171)	—	—			(19,171)	(25,356)

TOTAL PRE TAX INCOME	$498	$—	$—	$—	$—	$—	$—	$498

Reporting Format Changes

•                  Previously, the business segments absorbed “indirect corporate overhead.” The new format emphasizes business segment contributions to cover indirect overhead.

•                  Previously, interest on escrow accounts was not being allocated to the servicing asset because it was inside the Banking segment anyway.

•                  Previously, implied funding costs related to the investment in MSRs was being absorbed inside NetBank Funding’s net warehouse position.

•                  Because of unique volatility drivers, the servicing asset is less cumbersome if viewed as its own business segment.

•                  It’s also useful to view corporate overhead in a manner much like a business segment.

•                  NetInsurance reclassified to the Banking segment.

[GRAPHIC]

Financial Framework Update & Revisions

Financial Framework Strategy

•                  Reduce dependence on ‘low PE’ and highly volatile mortgage business

•                  Within the mortgage business, rebalance away from higher volatility conforming correspondent and wholesale channels toward the more stable retail and non-conforming channels

•                  Significantly increase earnings contribution from stable banking business sources

•                  Significantly increase earnings contribution from processing initiatives and aggressively pursue complementary M&A opportunities

Retail & Small Business Banking

	2004		2005		Adverse		Favorable
$ in millions	$	%	$	%	$	%	$	%
Net interest margin	49.77	1.30	47.37	1.10	—	—	—	—
Other income	14.14	0.37	12.23	0.29	—	—	—	—
Revenues	63.91	1.67	59.60	1.39	60.00	1.41	77.50	1.55
Expenses	57.78	1.51	58.48	1.36	66.10	1.56	68.60	1.37

Results before investment in NetServ, PowerPost & QuickPost	$6.13	0.16	$1.12	0.03	$(6.10)	(0.15)	$8.90	0.18

Investment in NetServ, PowerPost & QuickPost	—	—	(4.00)	(0.09)	—	—	—	—

TOTAL PRE TAX INCOME	$6.13	0.16	$(2.88)	(0.06)	$(6.10)	(0.15)	$8.90	0.18

Earning assets	$ 3,832		$ 4,290		$ 4,250		$ 5,000

Note: NetServ, PowerPost and QuickPost are embedded in the bank financials today. Conceptually, we intend to move these operations into Transaction Processing as they gain scale and generate income from non-NetBank business partners. All data above conforms to the company’s new reporting format. 2004 results exclude a $29.00 million provision related to CMC litigation. Actual results were a pre-tax loss of $22.87 million. Please see the 2004 reconciliation table at the end of this presentation for further detail.

Business Finance

	2004		2005		Adverse		Favorable
$ in millions	$	%	$	%	$	%	$	%
Revenues	17.19	6.12	18.82	5.54	19.10	4.49	27.00	5.40
Expenses	6.09	2.17	5.78	1.70	6.80	1.60	7.80	1.56

TOTAL PRE TAX INCOME	$11.10	3.95	$13.04	3.84	$12.30	2.89	$19.20	3.84

Earning assets	$ 281		$ 340		$ 425		$ 500

Note: The financial data above conforms to the company’s new reporting format.

Dealer Financial Services

	2004		2005		Adverse		Favorable
$ in millions	$	%	$	%	$	%	$	%
Revenues	5.33	2.09	8.03	1.58	10.50	1.40	21.90	1.75
Expenses	4.73	1.85	7.94	1.57	10.00	1.33	14.00	1.12

TOTAL PRE TAX INCOME	$0.60	0.24	$0.09	0.01	$0.50	0.07	$7.90	0.63

Earning assets	$ 255		$ 507		$ 750		$ 1,250

Note: The financial data above conforms to the company’s new reporting format.

Banking Segment

	2004		2005		Adverse		Favorable
$ in millions	$	%	$	%	$	%	$	%
Revenues	86.43	1.98	86.54	1.68	89.60	1.65	126.40	1.87
Expenses	68.60	1.57	76.29	1.49	82.90	1.53	90.40	1.34

TOTAL PRE TAX INCOME	$17.83	0.41	$10.25	0.19	$6.70	0.12	$36.00	0.53

Earning assets	$ 4,368		$ 5,137		$ 5,425		$ 6,750

Note: The financial data above conforms to the company’s new reporting format. 2004 results exclude a $29.00 million provision related to CMC litigation. Actual results were a pre-tax loss of $11.17 million. Please see the 2004 reconciliation table at the end of this presentation for further detail.

Banking vs. Vision

($ in millions)	Vision	Adverse	Favorable

Retail & Small Business Banking	$8.70	$(6.10)	$8.90
Business Finance	14.00	12.30	19.20
Dealer Financial Services	16.60	0.50	7.90
	$39.30	$6.70	$36.00

Earning Assets	$6,000	$5,425	$6,750

Note: The financial data above conforms to the company’s new reporting format.

Direct Conforming Mortgage

	2004		2005		Adverse		Favorable
$ in millions	$	%	$	%	$	%	$	%
Revenues	58.53	2.33	60.83	1.74	—	—	—	—
Expenses	42.02	1.67	48.53	1.38	—	—	—	—

TOTAL PRE TAX INCOME	$16.51	0.66	$12.30	0.36	$9.20	0.25	$29.80	0.60

Production	$ 2,510		$ 3,505		$ 3,750		$ 5,000

Note: The financial data above conforms to the company’s new reporting format.

Indirect Conforming Mortgage

	2004		2005		Adverse		Favorable
$ in millions	$	%	$	%	$	%	$	%
Revenues	60.71	0.74	42.21	0.64	42.00	0.70	92.00	1.15
Expenses	57.23	0.70	46.16	0.70	51.00	0.85	58.00	0.73

TOTAL PRE TAX INCOME	$3.48	0.04	$(3.95)	(0.06)	$(9.00)	(0.15)	$34.00	0.42

Production	$ 8,166		$ 6,573		$ 6,000		$ 8,000

Note: The financial data above conforms to the company’s new reporting format.

Indirect Non-Conforming Mortgage

	2004		2005		Adverse		Favorable
$ in millions	$	%	$	%	$	%	$	%
Revenues	64.02	2.14	44.53	1.40	37.50	1.25	80.00	2.00
Expenses	40.45	1.35	45.67	1.43	43.90	1.46	51.90	1.30

TOTAL PRE TAX INCOME	$23.57	0.79	$(1.14)	(0.03)	$(6.40)	(0.21)	$28.10	0.70

Production	$ 2,987		$ 3,184		$ 3,000		$ 4,000

Note: The financial data above conforms to the company’s new reporting format.

The Mortgage Business

	2004		2005		Adverse		Favorable
$ in millions	$	%	$	%	$	%	$	%
Revenues	183.26	1.34	147.57	1.11	—	—	—	—
Expenses	139.70	1.02	140.36	1.06	—	—	—	—

Pre Tax before Beacon and MG Reinsurance	$43.56	0.32	$7.21	0.05	$(6.20)	(0.05)	$91.90	0.54

Beacon Net Results	(0.18)		(1.19)		$(1.50)		$1.50
MG ReInsurance Net Results	2.33		3.40		$1.00		$2.00

TOTAL PRE TAX INCOME	$45.71		$9.42		$(6.70)		$95.40

Production	$ 13,663		$ 13,262		$ 12,750		$ 17,000

Note: The financial data above conforms to the company’s new reporting format.

Financial Intermediary vs. Vision

($ in millions)	Vision	Adverse	Favorable

Direct Conforming	$14.50	$9.20	$29.80
Indirect Conforming	17.10	(9.00)	34.00
Indirect Non-Conforming	35.10	(6.40)	28.10
RV, Boat & Aircraft	5.00	(1.50)	1.50
Reinsurance	1.50	1.00	2.00
	$73.20	$(6.70)	$95.40

Production	$13,500	$12,750	$17,000

Note: The financial data above conforms to the company’s new reporting format.

Transaction Processing Segment

	2004		2005		Adverse		Favorable
$ in millions	$	%	$	%	$	%	$	%
Loan Servicing	4.94	0.03	4.85	0.03	3.00	0.02	7.00	0.04
ATM & Debit/Credit Processing	1.93		1.26		2.00		5.00
De Novo or M&A	—		—		—		10.00

TOTAL PRE TAX INCOME	$6.87		$6.11		$5.00		$22.00

Servicing Asset	$ 16,357		$ 16,049		$ 16,000		$ 20,000

Note: The financial data above conforms to the company’s new reporting format.

Transaction Processing vs. Vision

($ in millions)	Vision	Adverse	Favorable

Loan Servicing	$10.00	$3.00	$7.00
ATM & Debit/Credit Processing	10.00	2.00	5.00
De Novo or M&A	29.00	0	10.00
	$49.00	$5.00	$22.00

Note: The financial data above conforms to the company’s new reporting format.

Servicing Asset

	2004		2005		Adverse		Favorable
$ in millions	$	%	$	%	$	%	$	%
OP Revenues	39.79	0.31	41.32	0.32	45.50	0.35	59.50	0.35
OP Expenses	14.41	0.11	14.09	0.11	14.50	0.11	15.50	0.09
	25.38	0.20	27.23	0.21	31.00	0.24	44.00	0.26
Amortization	38.90	0.30	45.04	0.35	32.50	0.25	59.50	0.35
PTI before hedge	(13.52)	(0.10)	(17.81)	(0.14)	(1.50)	(0.01)	(15.50)	(0.09)
Net Hedge	6.13	0.05	17.89	0.14	15.00	0.12	(25.00)	(0.15)
TOTAL PRE TAX (LOSS) INCOME	(7.39)	(0.05)	0.08	0.00	13.50	0.11	(40.50)	(0.24)

Servicing Portfolio	$ 12,767		$ 12,911		$ 13,000		$ 17,000

Note: The financial data above conforms to the company’s new reporting format.

All Segments

($ in millions)	2004	2005	Adverse	Favorable
Banking	$17.83	$10.25	$6.70	$36.00
Financial Intermediary	45.71	9.42	(6.70)	95.40
Transaction Processing	6.87	6.11	5.00	22.00
Corporate Overhead	(27.69)	(25.36)	(26.50)	(26.50)
	$42.72	$0.42	$(21.50)	$126.90
Servicing Asset	(7.39)	0.08	13.50	(40.50)
	$35.33	$0.50	$(8.00)	$86.40

Note: The financial data above conforms to the company’s new reporting format. Consolidated 2004 results exclude a $29.00 million provision related to CMC litigation. Actual 2004 pre-tax income was $6.33 million. Please see the 2004 reconciliation table at the end of this presentation for further detail.

All Segments vs. Vision

Difference between vision and range totals is centered in the Servicing Asset and Transaction Processing.

($ in millions)	Vision		Adverse		Favorable
Banking	$39.30	25%	$6.70	57%	$36.00	24%
Financial Intermediary	73.20	45%	(6.70)	0%	95.40	62%
Transaction Processing	49.00	30%	5.00	43%	22.00	14%
Corporate Overhead	(26.50)		(26.50)		(26.50)
	$135.00	100%	$(21.50)	100%	$126.90	100%
Servicing Asset	0.00		13.50		(40.50)
	$135.00		$(8.00)		$86.40

Note: The financial data above conforms to the company’s new reporting format.

Business Mix

Vision

[CHART]

Adverse

[CHART]

Favorable

[CHART]

Note: Percentages are calculated using total pre-tax income before corporate overhead and servicing asset results.

[GRAPHIC]

2005 Results vs. Framework Ranges

2005 Performance vs. Ranges

($ in millions)	2005	Adverse	Favorable
Banking	$10.25	$6.70	$36.00
Financial Intermediary	9.42	(6.70)	95.40
Transaction Processing	6.11	5.00	22.00
Corporate Overhead	(25.36)	(26.50)	(26.50)
	$0.42	$(21.50)	$126.90
Servicing Asset	0.08	13.50	(40.50)
	$0.50	$(8.00)	$86.40

Note: The financial data above conforms to the company’s new reporting format.

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Inherent Earnings Power & Value Creation

Stock Price vs. Tangible Book

The stock has been trading against tangible book value.

	Jan/Feb
	2006		Q4 2005		Q3 2005		Q2 2005		Q1 2005
Average Stock Price	$7.43		$7.49		$8.84		$8.49		$9.24

Tangible Book Value	$6.79		$6.79		$6.92		$7.08		$6.96

P/B Ratio	1.09	x	1.10	x	1.28	x	1.20	x	1.33	x

Note: Average stock prices taken from NASDAQ. Tangible book values represent the reported value at the close of the referenced period. For the January-February 2006 timeframe, we carried forward the prior quarter’s value.

2005 Results vs. Adverse Scenario

Recent results have been near the low end of the relevant range of outcomes, suggesting there may be limited downside risk to tangible book value and, perhaps, stock price.

($ in millions, except earnings		Adverse	Adverse
per share)	2005	w/Servicing	w/o Servicing

Banking	$10.25	$6.70	$6.70
Financial Intermediary	9.42	(6.70)	(6.70)
Transaction Processing	6.11	5.00	5.00
Corporate Overhead	(25.36)	(26.50)	(26.50)
	$0.42	$(21.50)	$(21.50)
Servicing Asset	0.08	13.50	0
	$0.50	$(8.00)	$(21.50)
Taxes	(0.68)	3.08	8.28
Net Income	$(0.18)	$(4.92)	$(13.22)

Total Shares Outstanding	46,193,000	46,500,000	46,500,000
Earnings per Share	$0	$(0.11)	$(0.28)

Note: The financial data above conforms to the company’s new reporting format.

2005 Results vs. Favorable Scenario

There is inherent earnings power that could drive bottom line results significantly higher and generate meaningful stock price appreciation.

		Favorable	Favorable
($ in millions, except earnings per share)	2005	w/Servicing	w/o Servicing

Banking	$10.25	$36.00	$36.00
Financial Intermediary	9.42	95.40	95.40
Transaction Processing	6.11	22.00	22.00
Corporate Overhead	(25.36)	(26.50)	(26.50)
	$0.42	$126.90	$126.90
Servicing Asset	0.08	(40.50)	0
	$0.50	$86.40	$126.90
Taxes	(0.68)	(33.26)	(48.86)
Net Income	$(0.18)	$53.14	$78.04

Total Shares Outstanding	46,193,000	46,500,000	46,500,000
Earnings per Share	$0	$1.14	$1.68

Note: The financial data above conforms to the company’s new reporting format.

Typical Earnings Multiples

	P/E Range
	Low	High

Banking	10	16
Financial Intermediary	6	8
Transaction Processing	20	30

Potential Stock Appreciation

Average NTBK Stock Price January through February 2006 = $7.43

Favorable Scenario w/ Servicing			Favorable Scenario w/o Servicing

Blended Low Multiple	=	9x	Blended Low Multiple	=	9x

Blended High Multiple	=	13x	Blended High Multiple	=	13x

[CHART]			[CHART]

[GRAPHIC]

Exhibits & Supporting Data

Restated Framework & Vision

	Old		Adjusted		Revised
($ in millions)	Vision	Adjusts	Vision	%	Goal	%
Banking
Retail and Small Business Banking	$18.40	$(9.70)	$8.70		3.50
FTI	—		—		—
Business Finance	14.00		14.00		17.50
Servicing Asset	—		—		—
Dealer Financial Services	16.60		16.60		5.00
Subtotal	49.00	(9.70)	39.30		26.00
Allocated Other	(4.00)	4.00	—
Total	$45.00	$(5.70)	$39.30	25%	26.00	32%

Financial Intermediary
NetBank Funding Services	2.50	14.60	17.10		—
Market Street Mortgage	14.50		14.50		15.60
Meritage Mortgage	25.50	9.60	35.10		14.00
Beacon Credit	5.00		5.00		1.50
MG Reinsurance	1.50		1.50		2.00
Subtotal	49.00	24.20	73.20		33.10
Allocated Other	(4.00)	4.00	—
Total	$45.00	$28.20	$73.20	45%	33.10	41%

Transaction Processing
Servicing Factory	10.00		10.00		4.90
NetBank Payment Systems	10.00		10.00		3.50
Unidentified M&A	29.00		29.00		13.60
Subtotal	49.00	—	49.00		22.50
Allocated Other	(4.00)	4.00	—
Total	$45.00	$4.00	$49.00	30%	22.50	27%

Total Before OH	$135.00	$26.50	$161.50	100.0%	81.60	100.0%

Overhead	$—	$(26.50)	$26.50		26.50
	$135.00	0	$135.00		55.10

2003 Reconciliation

		ADJUSTMENTS
	2003	Direct &	Interest on	Interest on		Servicing		2003
($ in 000s)	Old Format	Overhead Exp	Escrows	MSRs	NetInsurance	Asset	Total	New Format

Retail and Small Business Banking	$(11,903)	$2,529	$(2,232)		$(2,220)	$—	$(1,923)	$(13,826)
Business Finance	4,583	87					87	4,670
Auto Lending (DFS)	(1,527)	(287)					(287)	(1,814)
Servicing Asset	(52,171)				—	52,171	52,171	—
BANKING	$(61,018)	$2,329	$(2,232)	$—	$(2,220)	$52,171	$50,048	$(10,970)

Direct Conforming (Market Street)	$29,676	$441					$441	$30,117
Indirect Conforming (NetBank Funding)	113,083	4,705		9,984			14,689	127,772
Indirect Non-Conforming (Meritage)	13,401	9,626					9,626	23,027
RV, Boat & Aircraft (Beacon)	—	—					—	—
MG Reinsurance	1,919	34					34	1,953
FINANCIAL INT	$158,079	$14,806	$—	$9,984	$—	$—	$24,790	$182,869

Loan Servicing	$(1,782)	$2,142					$2,142	$360
NetInsurance	(2,220)				2,220		2,220
ATM & Debit/Credit Processing (NetBank Payment Systems)	18	(49)					(49)	(31)
TRANSACTION PROCESSING	$(3,984)	$2,093	$—	$—	$2,220	$—	$4,313	$329

TOTAL PRE TAX INCOME BEFORE SERVICING AND INDIRECT OVERHEAD	$93,077	$19,228	$(2,232)	$9,984	$—	$52,171	$79,151	$172,228

Servicing Asset	—	328	2,232	(9,984)	—	(52,171)	(59,595)	(59,595)
Corporate Overhead	(13,024)	(19,556)	—	—			(19,556)	(32,580)

TOTAL PRE TAX INCOME	$80,053	$—	$—	$—	$—	$—	$—	$80,053

2004 Reconciliation

		ADJUSTMENTS
	2004	Direct &	Interest on	Interest on		Servicing	CMC		2004
($ in 000s)	Old Format	Overhead Exp	Escrows	MSRs	NetInsurance	Asset	Provision	Total	New Format

Retail and Small Business Banking	$(17,830)	$2,529	$(5,115)		$(2,451)		$29,000	$23,963	$6,133
Business Finance	11,004	87						87	11,091
Auto Lending (DFS)	891	(287)						(287)	604
Servicing Asset	(5,141)					5,141		5,141	—
BANKING	$(11,076)	$2,329	$(5,115)	$—	$(2,451)	$5,141	$29,000	$28,904	$17,828

Direct Conforming (Market Street)	$16,065	$441						$441	$16,506
Indirect Conforming (NetBank Funding)	(8,914)	4,705		7,694				12,399	3,485
Indirect Non-Conforming (Meritage)	13,949	9,626						9,626	23,575
RV, Boat & Aircraft (Beacon)	(159)	(23)						(23)	(182)
MG Reinsurance	2,301	34						34	2,335
FINANCIAL INT	$23,242	$14,783	$—	$7,694	$—	$—		$22,477	$45,719

Loan Servicing	$2,798	$2,142						$2,142	$4,940
NetInsurance	(2,451)				2,451			2,451
ATM & Debit/Credit Processing (NetBank Payment Systems)	1,977	(49)						(49)	1,928
TRANSACTION PROCESSING	$2,324	$2,093	$—	$—	$2,451	$—		$4,544	$6,868

TOTAL PRE TAX INCOME BEFORE SERVICING, INDIRECT OVERHEAD AND CMC PROVISION	$14,490	$19,205	$(5,115)	$7,694	$—	$5,141		$55,925	$70,415

Servicing Asset		328	5,115	(7,694)		(5,141)		(7,392)	(7,392)
Corporate Overhead	(8,160)	(19,533)	—	—				(19,533)	(27,693)
CMC Provision							(29,000)	(29,000)	(29,000)

TOTAL PRE TAX INCOME	$6,330	$—	$—	$—	$—	$—		$—	$6,330

2004 Reconciliation

		ADJUSTMENTS
	2005	Direct &	Interest on	Interest on		Servicing		2005
($ in 000s)	Old Format	Overhead Exp	Escrows	MSRs	NetInsurance	Asset	Total	New Format

Retail and Small Business Banking	$5,403	$2,167	$(9,550)		$(901)		$(8,284)	$(2,881)
Business Finance	12,950	87					87	13,037
Auto Lending (DFS)	376	(287)					(287)	89
Servicing Asset	371					(371)	(371)	—
BANKING	$19,100	$1,967	$(9,550)	$—	$(901)	$(371)	$(8,855)	$10,245

Direct Conforming (Market Street)	$11,861	$441					$441	$12,302
Indirect Conforming (NetBank Funding)	(18,827)	4,705		10,167			14,872	(3,955)
Indirect Non-Conforming (Meritage)	(10,770)	9,626					9,626	(1,144)
RV, Boat & Aircraft (Beacon)	(1,162)	(23)					(23)	(1,185)
MG Reinsurance	3,365	34					34	3,399
FINANCIAL INT	$(15,533)	$14,783	$—	$10,167	$—	$—	$24,950	$9,417

Loan Servicing	$2,707	$2,142					$2,142	$4,849
NetInsurance	(901)				901		901	$—
ATM & Debit/Credit Processing (NetBank Payment Systems)	1,310	(49)					(49)	1,261
TRANSACTION PROCESSING	$3,116	$2,093	$—	$—	$901	$—	$2,994	$6,110

TOTAL PRE TAX INCOME BEFORE SERVICING AND INDIRECT OVERHEAD	$6,683	$18,843	$(9,550)	$10,167	$—	$(371)	$19,089	$25,772

Servicing Asset	—	328	9,550	(10,167)		371	82	82
Corporate Overhead	(6,185)	(19,171)	—	—			(19,171)	(25,356)

TOTAL PRE TAX INCOME	$498	$—	$—	$—	$—	$—	$—	$498

[GRAPHIC]

Financial Framework
& Performance

Steve Herbert

Chief Finance Executive

[GRAPHIC]

10 Successful Years:

A Bridge to the Future

2006 Analyst–Investor Meeting

March 31